SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 12, 2004




                           PHSB FINANCIAL CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                   0-33419              25-1894708
 ---------------------------       --------------   ----------------------------
(State or other jurisdiction       (SEC File No.)   (IRS Employer Identification
    of incorporation)                                      Number)


744 Shenango Road, Beaver Falls, Pennsylvania                      15010
---------------------------------------------                    ----------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:            (724) 846-7300
                                                               --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 5.  OTHER EVENTS

     On August 12, 2004, the Registrant and ESB Financial Corporation, jointly announced that they have signed a definitive merger agreement, whereby ESB Financial Corporation will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS
         ------------------------------------------------------

     Exhibit                    Description
     Number                     -----------
     ------

       2.1 Agreement and Plan of Reorganization, dated as of August 12, 2004, between the Registrant and ESB Financial Corporation

      99      Press Release August 12, 2004 *


* Incorporated by reference to the Form 425 filed by the Registrant on August 12, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    PHSB FINANCIAL CORPORATION




Date:    August 13, 2004            By:  /s/ Richard E. Canonge
                                         ---------------------------------------
                                         Richard E. Canonge
                                         Chief Financial Officer